Supplement dated June 1, 2012 to Prospectus dated February 29, 2012

On May 24, 2012, the Board of Trustees of The Victory Portfolios (the “Trust”) voted unanimously to close and liquidate the Victory Value Fund (the “Fund”), a series of the Trust.  Trading of the Fund will be halted and shares of the Fund will no longer be available for investment as of August 23, 2012, and the liquidation will be carried out on or about August 30, 2012 (the “Liquidation Date”).

Throughout the period beginning August 23, 2012 through the Liquidation Date, redemption of Fund shares will continue to be permitted.  Please note, however, that the Fund will be in the process of liquidating its portfolio holdings during this period, and therefore will hold cash and securities that may not be consistent with the investment objective, policies and limitations of the Fund.

On the Liquidation Date, the Fund will automatically redeem all remaining shares at the Fund’s current net asset value per share on that day, which will include any dividends and distributions calculated as of that day, and will pay redemption proceeds via check mailed to the registered account address or by wire transfer.  Any Contingent Deferred Sales Charge (“CDSC”) on Class C Shares purchased within the 12 months prior to, and still held on, the Liquidation Date, will be waived.

If you hold shares in the Fund through an IRA or other retirement or tax-deferred account, you must transfer your share balance to another tax-deferred account.  Failure to do so prior to the Liquidation Date may result in a taxable distribution or penalties. (1)

If you have any questions regarding the liquidation of the Fund, please call 1-800-539-FUND (1-800-539-3863).

(1)  If you are currently invested in the Fund through a tax-deferred or retirement account, be aware that if any or all of your shares are redeemed and the proceeds are not reinvested or “rolled over” in accordance with applicable tax rules and solutions available to your tax-deferred account, then the value of such shares are taxable for federal income tax purposes and, if you have not attained age 59 1/2, you could be subject to an early withdrawal penalty.  To avoid this outcome and other related tax withholding issues, please contact your tax advisor or your investment professional prior to the liquidation to discuss solutions available to your tax deferred account.

The Fund is distributed by Victory Capital Advisers, Inc. (“VCA”), member FINRA and SIPC. VCA is a wholly owned subsidiary of KeyCorp.  Victory Capital Management Inc., an affiliate of VCA, is the investment advisor to the Fund and receives fees from the Fund for its services.

VP-VF-SUP1